UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2005

                             TDI Holding Corporation
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                             ---------------------
                 (State or other jurisdiction of incorporation)



        033-07075-LA                                         33-0179781
     ----------------------                              -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

               8750 East Otero Circle, Centennial, Colorado 80112
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (303) 289-4777

                                 Not Applicable
                           --------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     6
                                        ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS..............................2

SECTION 2. FINANCIAL INFORMATION.............................................2

SECTION 3.  SECURITIES AND TRADING MARKETS...................................3

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........3

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT...............................4

SECTION 6. RESERVED..........................................................4

SECTION 7. REGULATION FD ....................................................4

SECTION 8. OTHER EVENTS......................................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS................................5

SIGNATURES...................................................................5






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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

TDI Holding Corporation ("TDIH") has entered into an Agreement and Plan of Merger to acquire Ronco Marketing Corporation ("Ronco"), a private Delaware corporation, through the issuance of shares of TDIH's common stock. Ronco has no assets and its business plan is focused on the acquisition of certain assets of private companies in the direct marketing of consumer goods industry. TDIH shall effectuate the acquisition by merging Ronco with its wholly-owned and newly formed subsidiary Ronco Acquisition Corporation. Ronco shall be the surviving corporation of that merger after the effective date. Thereafter, Ronco shall be a wholly-owned subsidiary of TDIH.

Under the terms of the Agreement, the current shareholders of Ronco will receive approximately 2,130,000 shares of post 1 for 44 reverse split TDIH common stock. This shall equal approximately 81% of the outstanding common stock of TDIH as of the closing date. Under the terms of the Agreement, the current officers and directors of TDIH shall resign and be replaced by the officers and directors of Ronco and the surviving corporation shall satisfy certain outstanding liabilities of TDIH.

The closing date under the Agreement shall be on or before March 31, 2005. Prior to the closing date, the Agreement requires that TDIH change its name to Ronco Corporation and that TDIH effectuate the 1 for 44 reverse split of its common stock that was approved by TDIH's shareholders in June 2004. The closing of this transaction is contingent upon the satisfaction of several other conditions in the Agreement and, therefore, TDIH cannot predict with any certainty whether the transaction memorialized in the Agreement will close.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

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

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

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                            SECTION 8 - OTHER EVENTS


ITEM 8.01 OTHER EVENTS.

Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits - Not Applicable



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                TDI HOLDING CORP.
                             -----------------------
                                  (Registrant)

                            Dated: February 25, 2005

                                 /s/Blair Zykan
                 ----------------------------------------------
                Blair Zykan, President & Chief Financial Officer


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